SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On April 18, 2002, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended March 31, 2002 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: April 18, 2002
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                              Description
-------                                             -----------
99.1                                    News Release dated April 18, 2002.

Exhibit 99.1
                                [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                          FOR IMMEDIATE RELEASE
         504/552-4591                                      APRIL 18, 2002


                   WHITNEY REPORTS FIRST QUARTER 2002 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.56 per share, or $22.1 million, in the first quarter of 2002, a 10% increase over earnings, before tax-effected merger-related items, of $.51 per share, or $20.3 million, in the first quarter of 2001. Including the impact of merger-related items, first quarter 2001 net income was $.47 per share, or $18.6 million. All share and per share information in this news release give effect to the three-for-two stock split that was effective April 9, 2002.

         In accordance with new accounting standards issued in 2001, the amortization of goodwill ceased completely beginning in 2002. The amortization of other intangible assets purchased in business combinations continues. Comparative performance measurements excluding the after-tax effect of the amortization of goodwill and other purchased intangibles are presented in the accompanying Financial Highlights table. Excluding tax-effected merger-related items and amortization of goodwill and other purchased intangibles, Whitney earned $.58 per share in the first quarter of 2002, up 5% from the $.55 earned in the year-earlier period.

         Selected highlights from the first quarter's results follow:
        o Net interest income (TE) increased 6%, or $4.5 million, from the first quarter of 2001. Short-term rates were relatively stable in the first quarter of 2002, after having declined steeply during 2001. Whitney's net interest margin (TE) of 4.45% in the first quarter of 2002, was 13 basis points below the year-earlier quarter. The mix of funding sources in 2002's first quarter continued to be favorably impacted by an increase in overall liquidity that began in 2001. With continued reduced loan demand,
              however,   the  mix  of  earning

                                     -MORE-
              assets trended further toward investment vehicles with a smaller spread to the cost of funds. For the first quarter of 2002, short-term investments grew to close to 9% of average earning assets from 2% in 2001's first quarter, a shift that was partly fueled by an influx of temporary public fund deposits toward the end of 2001 and into 2002. Whitney continues to be moderately asset sensitive, which implies that its net interest margin could widen in a rising rate environment or compress in a falling rate environment, holding other factors constant.
        o Noninterest income, excluding securities transactions and merger-related items, decreased 11% from the first quarter of 2001. Whitney's sale of its agreements to process merchants' credit card transactions in 2001's third quarter reduced first quarter 2002 noninterest income by approximately $2.3 million and noninterest expense by approximately $2.1 million. Adjusting for the impact of the merchant business sale and excluding net gains on surplus banking property sales that totaled $2.4 million in 2001's first quarter, noninterest income was 13%, or $2.3 million, higher than in the year-earlier quarter. For the first quarter of 2002, income from service charges on deposit accounts grew 22%, or $1.7 million. Income from secondary mortgage market operations was up $1.0 million, or double the level in the first quarter of 2001. Noninterest income in 2001's first quarter also included a gain of approximately $.9 million on the sale of a significant portion of the student loan portfolio that followed management's decision to shorten the period Whitney holds such loans.
        o Noninterest expense declined 2% compared to the first quarter of 2001, excluding merger-related costs. Adjusting for the impact of the merchant business sale, noninterest expense would have shown an increase of only 2%, or $1.1 million. Total personnel expense in 2002's first quarter was 6%, or $1.7 million, higher than the first quarter of 2001, excluding $2.0 million of merger-related costs in the year-earlier period. Base salaries and regular incentive pay increased 4%, or approximately $.8 million, over the level in 2001's first quarter. Stock-based incentive compensation increased $.4 million in the first quarter of 2002, as did the cost of retirement and medical benefit programs. Amortization of purchased intangibles decreased $.4 million compared to the year-earlier quarter, with the impact of the elimination of goodwill amortization partly offset by amortization of the deposit relationship intangible purchased in the Northwest Bank

                                     -MORE-
              acquisition in 2001's fourth quarter and adjustments to the amortization schedule for certain other purchased intangibles.
        o Whitney provided $3.0 million for possible loan losses in the first quarter of 2002, compared to $2.5 million in 2001's first quarter. Total net charge-offs were $3.0 million in the first quarter of 2002, compared to $1.0 million in the year-earlier quarter. Nonperforming assets totaled $45.9 million at March 31, 2002, or 1.05% of loans plus foreclosed assets and surplus bank property, compared to $34.8 million, or .76%, at year-end 2001, and $29.2 million, or .65%, at March 31, 2001. The total of loans internally classified as having above-normal credit risk, however, decreased approximately $40 million from December 31, 2001, and was $26 million below the level at the end of 2001's first quarter. The decrease from year-end 2001 mainly reflected improved outlooks for two larger credits that had been downgraded during 2001 and had been included in the shared national credit review process by Federal banking regulators. The reserve for possible loan losses was 1.64% of total loans at March 31, 2002, compared to 1.37% a year earlier.
         Growth in the loan portfolio during 2001 was restricted by several factors, including a generally moderating level of economic activity and uncertainty regarding future economic conditions, a rate environment that offered developers favorable permanent financing opportunities and encouraged home owners to refinance, and management's decision to continue selling new production of retail mortgage loans in the secondary market. Average loans in the first quarter of 2002 were 2%, or $106 million, lower than the first quarter of 2001. Although some positive trends in underlying conditions have been evident in the first quarter of 2002, a return to significant portfolio growth is not anticipated in the near term.
         Average deposits were up 11%, or $586 million, in the first quarter of 2002 compared to the first quarter of 2001. Excluding the impact of deposits associated with bank operations purchased late in 2001, the increase was approximately 8%. Deposit growth accelerated in 2001 with the competitive positioning of money market deposit products and increased demand for the safety and liquidity of such products. Continued growth in the first quarter of 2002 was also influenced by an influx of temporary funds from local governmental entities.
         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana

                                     -MORE-
and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----
                  This news release contains statements that are not historical facts and are forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but may not be limited to, comments about the sensitivity of Whitney's net interest margin to changing market interest rate environments and comments regarding the expected growth rate of the loan portfolio. It is important to note that Whitney's actual results may differ materially from those projected. Factors that could affect actual results include, among others, the actual timing and extent of future interest rate movements, trends in Whitney's earning assets and sources of funds, the level of success of asset/liability management strategies implemented, and changes in economic conditions in Whitney's market area. Other important factors that could affect actual future results are also described in Whitney's filings with the Securities and Exchange Commission. Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.

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
                                                               5

                                          WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                               First            First
                                                                                              Quarter          Quarter
    (dollars in thousands, except per share data)                                               2002             2001
-------------------------------------------------------------------------------------------------------------------------
    INCOME DATA
        Net interest income                                                                $    72,607      $    67,939
        Net interest income (tax-equivalent)                                                    73,833           69,331
        Provision for possible loan losses                                                       3,000            2,500
        Noninterest income (excluding securities transactions
            and merger-related items)                                                           20,369           22,857
        Securities transactions                                                                      -               37
        Noninterest expense (excluding merger-related items)                                    56,977           57,962
        Merger-related items (net expense)                                                           -            3,825
        Net income                                                                              22,092           18,566
        Earnings before tax-effected merger-related items                                       22,092           20,266
-------------------------------------------------------------------------------------------------------------------------
    AVERAGE BALANCE SHEET DATA
        Loans                                                                              $ 4,425,412      $ 4,531,536
        Investment in securities                                                             1,695,498        1,462,082
        Earning assets                                                                       6,690,593        6,108,016
        Total assets                                                                         7,242,746        6,649,303
        Deposits                                                                             5,951,971        5,366,320
        Shareholders' equity                                                                   731,120          674,556
-------------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA
        Basic                                                                              $       .56      $       .47
        Basic, before tax-effected merger-related items                                            .56              .51
        Diluted                                                                                    .55              .47
        Diluted, before tax-effected merger-related items                                          .55              .51
        Cash dividends per share                                                                   .27              .25
        Book value per share, end of period                                                $     18.30      $     17.33
        Trading data
            High closing price                                                             $     34.50      $     27.58
            Low closing  price                                                                   29.13            24.00
            End-of-period closing  price                                                         33.24            26.38
            Trading volume                                                                   2,958,102        3,449,813
-------------------------------------------------------------------------------------------------------------------------
    RATIOS
        Return on average assets                                                                  1.24 %           1.13 %
        Return on average assets before tax-effected
           merger-related items                                                                   1.24             1.24
        Return on average shareholders' equity                                                   12.25            11.16
        Return on average shareholders' equity before tax-effected
           merger-related items                                                                  12.25            12.18
        Net interest margin                                                                       4.45             4.58
        Dividend payout ratio                                                                    48.55            54.84
        Average loans as a percentage of average deposits                                        74.35            84.44
        Efficiency ratio, before merger-related items                                            60.48            62.87
        Noninterest income as a percentage of total revenue
           (excluding securities transactions and merger-related items)                          21.62            24.79
        Reserve for possible loan losses as a percentage of
           loans, at end of period                                                                1.64             1.37
        Nonperforming assets as a percentage of loans plus
           foreclosed assets and surplus property, at end of period                               1.05              .65
        Average shareholders' equity as a percentage
           of average total assets                                                               10.09            10.14
        Leverage ratio, at end of period                                                          8.68             8.97
-------------------------------------------------------------------------------------------------------------------------
    Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.

                                                     -MORE-
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                                                             6
    -----------------------------------------------------------------------------------------------------------------
                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
    -----------------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS (continued)
    -----------------------------------------------------------------------------------------------------------------
                                                                                          First           First
                                                                                         Quarter         Quarter
    (dollars in thousands, except per share data)                                          2002            2001
    -----------------------------------------------------------------------------------------------------------------
    OTHER PERFORMANCE MEASURES
       Earnings before tax-effected merger-related items                              $    22,092     $     20,266
       Goodwill amortization, net of tax                                                        -              809
                                                                                     --------------------------------
       Earnings before tax-effected merger-related items
          and goodwill amortization                                                        22,092           21,075
       Other purchased intangibles amortization, net of tax                                   953              596
                                                                                     --------------------------------
       Earnings before tax-effected merger-related items
          and total purchased intangibles amortization                                $    23,045     $     21,671
                                                                                     --------------------------------

       Earnings per share before tax-effected  merger-related items and goodwill amortization:
          Basic                                                                       $       .56     $        .53
          Diluted                                                                             .55              .53

       Earnings per share  before  tax-effected  merger-related  items and total purchased intangibles amortization:
          Basic                                                                       $       .58     $        .55
          Diluted                                                                             .57              .55

       Ratios  before  tax-effected  merger-related  items and  total  purchased intangibles amortization and balances:
          Return on average assets                                                           1.31 %           1.34 %
          Return on average shareholders' equity                                            12.78            13.03
          Efficiency ratio                                                                  58.93            60.90
    -----------------------------------------------------------------------------------------------------------------
    Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.

                                                       -MORE-
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                                                             7
     -------------------------------------------------------------------------------------------------------------
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
     -------------------------------------------------------------------------------------------------------------
                                         DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
     -------------------------------------------------------------------------------------------------------------
                                                                                       First             First
                                                                                      Quarter           Quarter
     (dollars in thousands)                                                             2002              2001
     -------------------------------------------------------------------------------------------------------------
                                      ASSETS
     -------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
       Loans                                                                    $     4,425,412   $     4,531,536
       Investment in securities
          Securities available for sale                                               1,511,003         1,081,774
          Securities held to maturity                                                   184,495           380,308
                                                                                ----------------------------------
             Total investment in securities                                           1,695,498         1,462,082
       Federal funds sold and short-term investments                                    569,683           114,398
                                                                                ----------------------------------
             Total earning assets                                                     6,690,593         6,108,016
     -------------------------------------------------------------------------------------------------------------
     NONEARNING ASSETS
       Accrued interest receivable                                                       34,188            43,147
       Goodwill                                                                          68,858            55,605
       Other intangible assets                                                           33,946            30,469
       Other assets                                                                     488,022           474,054
       Reserve for possible loan losses                                                 (72,861)          (61,988)
     -------------------------------------------------------------------------------------------------------------

             Total assets                                                       $     7,242,746   $     6,649,303
     -------------------------------------------------------------------------------------------------------------

                                   LIABILITIES
     -------------------------------------------------------------------------------------------------------------
     INTEREST-BEARING LIABILITIES
       Interest-bearing deposits
          NOW account deposits                                                  $       818,098   $       609,523
          Money market investment deposits                                            1,298,161           893,258
          Savings deposits                                                              501,394           449,913
          Other time deposits                                                           981,800         1,142,756
          Time deposits $100,000 and over                                               754,550           886,649
                                                                                ----------------------------------
             Total interest-bearing deposits                                          4,354,003         3,982,099
                                                                                ----------------------------------
       Short-term borrowings                                                            495,683           537,878
                                                                                ----------------------------------
             Total interest-bearing liabilities                                       4,849,686         4,519,977
     -------------------------------------------------------------------------------------------------------------
     NONINTEREST-BEARING LIABILITIES
       Noninterest-bearing deposits                                                   1,597,968         1,384,221
       Accrued interest payable                                                          15,065            27,632
       Other liabilities                                                                 48,907            42,917
                                                                                ----------------------------------
             Total liabilities                                                        6,511,626         5,974,747
     -------------------------------------------------------------------------------------------------------------
                               SHAREHOLDERS' EQUITY                                     731,120           674,556
     -------------------------------------------------------------------------------------------------------------

             Total liabilities and shareholders' equity                         $     7,242,746   $     6,649,303
     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
     EARNING ASSETS LESS
         INTEREST-BEARING LIABILITIES                                           $     1,840,907   $     1,588,039
     -------------------------------------------------------------------------------------------------------------

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                                                                8
   --------------------------------------------------------------------------------------------------------------------------
                                          WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
   --------------------------------------------------------------------------------------------------------------------------
                                                   CONSOLIDATED BALANCE SHEETS
   --------------------------------------------------------------------------------------------------------------------------
                                                                             March 31         December 31         March 31
   (dollars in thousands)                                                      2002              2001               2001
   --------------------------------------------------------------------------------------------------------------------------
                 ASSETS
     Cash and due from financial institutions                             $     200,823     $      271,512    $      220,319
     Investment in securities
        Securities available for sale                                         1,637,647          1,440,527         1,077,027
        Securities held to maturity                                             173,386            191,813           348,563
   --------------------------------------------------------------------------------------------------------------------------
           Total investment in securities                                     1,811,033          1,632,340         1,425,590
     Federal funds sold and short-term investments                              381,097            494,908           315,257
     Loans                                                                    4,379,030          4,554,538         4,513,617
        Reserve for possible loan losses                                        (71,669)           (71,633)          (61,846)
   --------------------------------------------------------------------------------------------------------------------------
           Net loans                                                          4,307,361          4,482,905         4,451,771
   --------------------------------------------------------------------------------------------------------------------------
     Bank premises and equipment                                                160,642            167,419           170,637
     Accrued interest receivable                                                 34,129             32,461            41,115
     Goodwill                                                                    69,164             68,952            55,151
     Other intangible assets                                                     33,192             34,653            30,045
     Other assets                                                                71,607             58,500            60,074
   --------------------------------------------------------------------------------------------------------------------------
           Total assets                                                   $   7,069,048     $    7,243,650    $    6,769,959
   --------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------
                              LIABILITIES
     Noninterest-bearing demand deposits                                  $   1,580,326     $    1,634,258    $    1,409,675
     Interest-bearing deposits                                                4,260,714          4,315,902         4,053,848
   --------------------------------------------------------------------------------------------------------------------------
           Total deposits                                                     5,841,040          5,950,160         5,463,523
   --------------------------------------------------------------------------------------------------------------------------
     Short-term borrowings                                                      430,312            511,517           544,195
     Accrued interest payable                                                    13,699             14,946            27,141
     Accounts payable and other accrued liabilities                              56,928             49,139            52,434
   --------------------------------------------------------------------------------------------------------------------------
           Total liabilities                                                  6,341,979          6,525,762         6,087,293
   --------------------------------------------------------------------------------------------------------------------------
                          SHAREHOLDERS' EQUITY
     Common stock, no par value                                                   2,800              2,800             2,800
     Capital surplus                                                            157,677            154,397           146,469
     Retained earnings                                                          567,608            556,241           529,605
     Accumulated other comprehensive income                                       5,065             10,104             8,440
     Treasury stock at cost                                                         (50)                 -                 -
     Unearned restricted stock compensation                                      (6,031)            (5,654)           (4,648)
   --------------------------------------------------------------------------------------------------------------------------
           Total shareholders' equity                                           727,069            717,888           682,666
   --------------------------------------------------------------------------------------------------------------------------
           Total liabilities and shareholders' equity                     $   7,069,048     $    7,243,650    $    6,769,959
   --------------------------------------------------------------------------------------------------------------------------

                                                             -MORE-
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                                                9
--------------------------------------------------------------------------------------------------
                             WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
--------------------------------------------------------------------------------------------------
                                  CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------------------------
                                                                      First              First
                                                                     Quarter            Quarter
(dollars in thousands, except per share data)                          2002               2001
--------------------------------------------------------------------------------------------------
INTEREST INCOME
  Interest and fees on loans                                    $        70,387   $        93,495
  Interest and dividends on investments                                  22,877            21,811
  Interest on federal funds sold and
     short-term investments                                               2,419             1,515
--------------------------------------------------------------------------------------------------
    Total interest income                                                95,683           116,821
--------------------------------------------------------------------------------------------------
INTEREST EXPENSE
  Interest on deposits                                                   21,947            42,813
  Interest on short-term borrowings                                       1,129             6,069
--------------------------------------------------------------------------------------------------
    Total interest expense                                               23,076            48,882
--------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                                      72,607            67,939
PROVISION FOR POSSIBLE LOAN LOSSES                                        3,000             2,500
--------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR POSSIBLE LOAN LOSSES                                               69,607            65,439
--------------------------------------------------------------------------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                                     9,545             7,821
  Credit card income                                                      1,856             3,926
  Trust service fees                                                      2,257             2,461
  Secondary mortgage market operations                                    2,050             1,052
  Other noninterest income                                                4,661             8,684
  Securities transactions                                                     -                37
--------------------------------------------------------------------------------------------------
    Total noninterest income                                             20,369            23,981
--------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
  Employee compensation                                                  25,706            26,366
  Employee benefits                                                       5,268             4,927
                                                             -------------------------------------
    Total personnel expense                                              30,974            31,293
  Equipment and data processing expense                                   5,374             6,914
  Net occupancy expense                                                   5,056             5,170
  Credit card processing services                                           499             2,544
  Telecommunication and postage                                           2,101             2,152
  Legal and professional fees                                             1,378             3,091
  Amortization of intangibles                                             1,461             1,820
  Ad valorem taxes                                                        1,877             1,764
  Other noninterest expense                                               8,257             8,126
--------------------------------------------------------------------------------------------------
    Total noninterest expense                                            56,977            62,874
--------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                               32,999            26,546
INCOME TAX EXPENSE                                                       10,907             7,980
--------------------------------------------------------------------------------------------------
NET INCOME                                                      $        22,092   $        18,566
--------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
  Basic                                                         $           .56   $           .47
  Diluted                                                                   .55               .47
--------------------------------------------------------------------------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                              39,740,776        39,412,601
  Diluted                                                            40,166,142        39,530,540
--------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                        $           .27   $           .25
--------------------------------------------------------------------------------------------------

Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.

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                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------
                              SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
-----------------------------------------------------------------------------------------------------------
                                                                        First        Fourth        First
                                                                       Quarter       Quarter      Quarter
                                                                         2002         2001         2001
-----------------------------------------------------------------------------------------------------------
                   EARNING ASSETS
-------------------------------------------------------------------
     Loans**                                                             6.47 %       6.79 %       8.38 %
     Investment in securities                                            5.63         5.79         6.28
     Federal funds sold and short-term investments                       1.72         1.99         5.37
                                                                   ----------------------------------------
             Total interest-earning assets                               5.85 %       6.31 %       7.82 %
                                                                   ----------------------------------------

-----------------------------------------------------------------------------------------------------------
            INTEREST-BEARING LIABILITIES
-------------------------------------------------------------------

     Interest-bearing deposits

          NOW account deposits                                           1.05 %       1.02 %       1.54 %
          Money market investment deposits                               1.62         1.98         3.92
          Savings deposits                                                .81          .94         1.99
          Other time deposits                                            3.50         4.30         5.88
          Time deposits $100,000 and over                                2.77         3.53         5.98
                                                                   ----------------------------------------
             Total interest-bearing deposits                             2.04         2.60         4.36
                                                                   ----------------------------------------


     Short-term borrowings                                                .92         1.31         4.58
                                                                   ----------------------------------------
             Total interest-bearing liabilities                          1.93 %       2.46 %       4.39 %
                                                                   ----------------------------------------

-----------------------------------------------------------------------------------------------------------
        NET INTEREST SPREAD (tax-equivalent)
-------------------------------------------------------------------
     Yield on earning assets less cost of interest-
          bearing liabilities                                            3.92 %       3.85 %       3.43 %
                                                                   ----------------------------------------

-----------------------------------------------------------------------------------------------------------
        NET INTEREST MARGIN (tax-equivalent)
-------------------------------------------------------------------
     Net interest income (tax-equivalent) as a
          percentage of average earning assets                           4.45 %       4.52 %       4.58 %
                                                                   ----------------------------------------

-----------------------------------------------------------------------------------------------------------
                    COST OF FUNDS
-------------------------------------------------------------------
     Interest expense as a percentage of average interest-
          bearing liabilities plus interest-free funds                   1.40 %       1.79 %       3.24 %
-----------------------------------------------------------------------------------------------------------
   * Based on a 35% tax rate.
  ** Net of unearned  income,  before  deducting  the reserve for possible  loan losses and including loans accounted for on a nonaccrual basis.

                                                     -MORE-

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
                                                              11
     -----------------------------------------------------------------------------------------------------------------------------
                                          WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
     -----------------------------------------------------------------------------------------------------------------------------
                                                         LOAN QUALITY
     -----------------------------------------------------------------------------------------------------------------------------
                                                                         First          First
                                                                        Quarter        Quarter
     (dollars in thousands)                                               2002           2001
     ----------------------------------------------------------------------------------------------
                    RESERVE FOR POSSIBLE LOAN LOSSES
     ---------------------------------------------------------------
     Reserve for possible loan losses at beginning of period          $   71,633     $   61,017
     Reserves acquired in bank purchase                                        -              -
     Reserves on loans transferred to held for sale                            -           (630)
     Provision for possible loan losses                                    3,000          2,500
     Loans charged off during period                                      (4,364)        (2,506)
     Recoveries on loans previously charged off                            1,400          1,465
                                                                    -------------------------------
          Net loans (charged off) recovered during period                 (2,964)        (1,041)
                                                                    -------------------------------
     Reserve for possible loan losses at end of period                $   71,669     $   61,846
                                                                    -------------------------------
     Net annualized charge-offs (recoveries) as a percentage
         of average loans                                                    .27 %          .09 %

     Gross annualized charge-offs as a percentage of
         average loans                                                       .39 %          .22 %

     Recoveries as a percentage of gross charge-offs                       32.08 %        58.46 %

     Reserve for possible loan losses as a percentage of
         loans, at end of period                                            1.64 %         1.37 %
                                                                    -------------------------------

                                                                    ----------------------------------------------
                                                                       March 31      December 31      March 31
                                                                         2002            2001           2001
     -------------------------------------------------------------------------------------------------------------
                          NONPERFORMING ASSETS
     ---------------------------------------------------------------

     Loans accounted for on a nonaccrual basis                        $   42,279     $   33,412     $    26,084
     Restructured loans                                                      371            383             453
                                                                    ----------------------------------------------
          Total nonperforming loans                                       42,650         33,795          26,537
     Foreclosed assets and surplus property                                3,281            991           2,644
                                                                    ----------------------------------------------
          Total nonperforming assets                                  $   45,931     $   34,786     $    29,181
                                                                    ----------------------------------------------

     Nonperforming assets as a percentage of loans plus
         foreclosed assets and surplus property, at end of period           1.05 %          .76 %           .65 %

     Reserve for possible loan losses as a percentage of
         nonaccruing loans, at end of period                              169.51 %       214.39 %        237.10 %

     Reserve for possible loan losses as a percentage of
         nonperforming loans, at end of period                            168.04 %       211.96 %        233.06 %

     Loans 90 days past due still accruing                            $    6,812     $    6,916     $     3,500

     Loans 90 days past due still accruing as a
         percentage of loans, at end of period                               .16 %          .15 %           .08 %
     -------------------------------------------------------------------------------------------------------------
                                                             -END-

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